MJ Freeway

MTech Acquisition Corp.
Investor Presentation

October 2018

Disclosures

About this Presentation

This Presentation contemplates the business combination between MTech Acquisition Corp. ("MTech") of MJ Freeway LLC ("MJF") by which MTech and MJF will become subsidiaries of a newly formed holding company in Delaware ("Pubco").

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Presentation includes "forward-looking statements" regarding MJF, its financial condition and results of operations that reflect MJF's current views and information currently available. This information is, where applicable, based on estimates, assumptions and analysis that MJF believes, as of the date hereof, provide a reasonable basis for the information contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as "may", "will", "would", "could", "expect", "intend", "plan", "aim", "estimate", "target", "anticipate", "believe", "continue", "objectives", "outlook", "guidance" or other similar words, and include statements regarding MJF's plans, strategies, objectives, targets and expected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of MTech, MJF, Pubco and their respective officers, employees, agents or associates. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those vary from forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. Potential investors are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of MTech, MJF, Pubco and their respective officers, employees, agents or associates. All information herein speaks only as of (1) the date hereof, in the case of information about MJF, MTech and Pubco, or (2) the date of such information, in the case of information from persons other than MJF, MTech or Pubco. None of MTech, Pubco MJF undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding MJF's industry and markets are based on sources that are believed to be reliable. However, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Disclosures

Use of Projections

This Presentation contains financial forecasts with respect to MJF's revenue and certain ratios and other metrics derived therefrom for the fiscal years 2019, 2020 and 2021. These unaudited financial projections have been provided by MJF's management, and MJF's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the unaudited financial projections for the purpose of their inclusion in this Presentation, and accordingly, do not express an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or representation by MJF, MTech or Pubco that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of the future performance of MTech, MJF, or Pubco or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved.

Industry and Market Data

The information contained herein also includes information provided by third parties, such as market research firms. None of MTech, MJF and their respective affiliates and any third parties that provide information to MTech, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. None of MTech, MJF, Pubco and their respective affiliates and any third parties that provide information to MTech, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. None of MTech, MJF, Pubco and their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

Disclosures

Additional Information; Participants in the Solicitation

This Presentation does not contain all the information that should be considered concerning the proposed business combination. It is not intended to form the basis of any investment decision or any other decision in respect to the proposed business combination. In connection with the proposed business combination between MTech and MJF, MTech intends to file with the SEC a Current Report on Form 8-K announcing the proposed business combination. MTech also intends to file with the SEC a preliminary proxy statement/preliminary prospectus and will mail a definitive proxy statement/final prospectus and other relevant documentation to MTech stockholders. MTech stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/preliminary prospectus and any amendments thereto, and the definitive proxy statement/final prospectus in connection with MTech's solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed business combination because these materials will contain important information about MTech, MJF, Pubco and the proposed transactions. MJF, MTech Sponsor LLC, the sponsor of MJF, MTech and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from MTech's stockholders in connection with the proposed business combination. Information about MTech's directors and executive officers is set forth in MTech's Registration Statement on Form S-1 (No. 333-221957) in connection with MTech's initial public offering, which was initially filed with the SEC on December 8, 2017. These documents are available free of charge at the SEC's web site at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to MTech's stockholders in connection with the proposed business combination will be set forth in the definitive proxy statement/final prospectus when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the definitive proxy statement/final prospectus. The definitive proxy statement/final prospectus will be mailed to MTech stockholders as of a record date to be established for voting on the proposed business combination when it becomes available. MTech's stockholders will also be able to obtain a copy of the preliminary proxy statement/preliminary prospectus and definitive proxy statement/final prospectus once they are available, without charge, at the SEC's website at http://sec.gov or by directing a request to: MTech Acquisition Corp., 10124 Foxhurst Court, Orlando, Florida 32836.

THE MJ FREEWAY-MTECH MERGER CREATES A POWERFUL CANNABIS TECHNOLOGY PLATFORM TO ADDRESS THE ENTIRE SUPPLY CHAIN AT GLOBAL SCALE

The Business Combination

MJ Freeway LLC ("MJF") will combine with MTech Acquisition Corp. ("MTech") to create an advanced and well capitalized technology platform servicing the global cannabis industry

MTech is the first U.S.-listed SPAC to target the cannabis industry

- Experienced management team with deep cannabis industry knowledge and relationships
- Public and private market investors with decades of experience managing billions in hedge fund assets
- Founders of cannabis-focused VC fund, Hypur Ventures, with cannabis and non-cannabis M&A experience

MJ Freeway invented seed-to-sale technology

- Largest cannabis technology company serving businesses and governments globally and in 29 of 31 legal U.S. states and 11 countries
- SaaS customers include 30% of legal U.S. licensees[2]
- Provide technology products and consulting services across the entire supply chain and all industry verticals

Global Cannabis Sales (in Billions)[1]



$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
9.2
13.0
19.0
22.0
28.0
32.0
35.0
40.0
45.0
51.0
57.0
2017
2018 E
2019 E
2020 E
2021 E
2022 E
2023 E
2024 E
2025 E
2026 E
2027 E

[1] *Arcview Market Research, March 2018*

[2] *Management's estimate based on Marijuana Business Media's 2017 fact book, state tax agencies' records and locator services*

MJ Freeway at a Glance

MJ Freeway's products, MJ Platform® and Leaf Data Systems®, are highly-versatile platforms that provide clients with a central data management system for tracking regulated cannabis products — from seed to product to shelf to customer — throughout the complete supply chain, using a unique plant identifier method

Company Highlights:

- Invented seed-to-sale tracking for the cannabis industry
- Delivers cannabis tracking and supply chain management technology to commercial businesses and state government regulatory agencies
- Has clients in 29 states, and the District of Columbia, and 11 countries worldwide – we believe this represents the most market share of any cannabis technology company and the only full-service cannabis technology solution
- MJ Freeway has processed over $10 billion in cannabis sales for thousands of businesses
- MJ Platform enables MJ Freeway's commercial clients to control inventory, operate efficiently in a fast-changing industry, mine business intelligence, manage customers and vendors, and comply with state regulation at all times
- Leaf Data Systems enables government regulatory clients to effectively and cost-efficiently monitor industry operators and ensure that commercial businesses are complying with state regulations





Leader in the Industry

The MJ Freeway team actively participates in lobbying and as members of industry advocacy organizations

"Cannabis companies that want to be leaders are adopting MJ Platform because I believe it is the only product with the technical foundation to support multi-line and multi-location operations. MJ Freeway prepares customers to manage high growth and complexity as the industry transitions from local to global scale. MJ Freeway's merger with MTech will enable a smart growth strategy to capitalize on the industry's continuing growth."
- **Roger McNamee**, Senior Strategic Advisor to the Board and MJF Investor

"Our systems headaches have been eliminated now that MJ Freeway is managing our data and providing our business software for us."
- **Kaliko Castille**, MJF customer

"MJ Freeway pioneered seed-to-sale cannabis tracking and continues to bring innovative products to market. We look forward to capitalizing on a platform that serves as the technology backbone of the cannabis industry, providing companies across the cannabis supply chain with the power to achieve significant, informed operating efficiencies."
- **Hank Handelsman**, Tao Capital Partners LLC, MJF Investor and Board Member

Featured in: THE WALL STREET JOURNAL, Forbes, USA TODAY, CNBC, FORTUNE, CNNMoney, Entrepreneur MAGAZINE

Recognition: Inc. 5000, FEMALE FOUNDERS 100, Entrepreneur 360, FORTUNE THE MOST POWERFUL WOMEN

Memberships: CCIA California Cannabis Industry Association, National Cannabis Industry Association

Our Strategy

The combination with MTech enables MJ Freeway to accelerate the scale and breadth of its technology platform, addressing the growing needs of the cannabis industry. The additional resources and access to capital markets allow MJ Freeway to pursue aggressive organic growth and strategic acquisitions.

The Platform is built

We believe MJ Platform, MJF's commercial ERP product, is the cannabis industry's only application that delivers a true seed-to-sale solution

Serves cannabis supply chain from end-to-end

Compliant tracking across entire supply chain

Module-based, API-driven solution

Global client base, multi-lingual software

And the financial resources are in place

Proforma $60+ million of balance sheet cash, if no redemption of MTech shareholders

Listed on The Nasdaq Stock Exchange

Experienced board of directors with extensive investment experience

To accelerate organic growth

The U.S. cannabis industry is projected to grow from $9.2 billion in 2017 to $47.3 billion in 2027 and is projected to be $57 billion globally[1]

Use of MJ Platform is projected to grow more than 50% in each of the next two fiscal years to meet industry demand

MJ Freeway doesn't compete with its customers and may win market share from companies that do

And pursue an aggressive acquisition strategy

The industry is highly-fragmented, with many small and thinly-capitalized competitors

MJ Platform aims to be the industry's technology backbone, connecting data-first cannabis technologies and applications globally

To be the leading cannabis technology solution

A single platform with the flexibility and scale to serve every market across the entire supply chain and in all regulatory environments

Data collection and monetization across the supply chain enables businesses and governments to make more intelligent decisions faster

Scale that matches the size of an increasingly global cannabis marketplace

A connected, global technology platform is required to address the entire supply chain and capitalize on the industry's rapid growth

[1]Arcview Market Research, March 2018

Board of Directors of the Combined Entity

Distinguished Board of Directors with expertise in cannabis, technology, venture capital and capital markets



Jessica Billingsley
- MJF CEO since April 2018
- Co-founded MJF in 2010; served as President, 2010 to 2018
- CEO and founder of Zoco, a technology services firm with clients across the U.S.
- 20 years of technology and systems experience with rapidly scaling businesses
- Degree in Communications and Computer Science from the University of Georgia.
- Inc. Magazine's100 Female Founders list, 2018



Scott Sozio
- CEO of MTech
- Co-Founder and Managing Director of Hypur Ventures
- Partner at the family office investment firm of MTech's Chairman, Van Dyke Holdings, since its inception in 2013
- Director of Hypur Inc., a banking compliance technology business, and Simplifya Holdings, a cannabis compliance technology business
- B.A. in Architecture from Columbia University



Matt Kane
- Co-Founder of Green Shades Software, tax and HR compliance software, in 2002; served as Co-CEO since 2005
- Co-Founder of Welltality, preventative healthcare software, in 2014; served as CEO 2014 to 2018; Board Member since 2014
- Board Member of MJ Freeway since 2015
- M.B.A from Warrington College of Business at University of Florida; B.S. in Computer Information Systems from Jacksonville University



Tahira Rehmatullah
- CFO of MTech
- Managing Director of Hypur Ventures
- Board Member of Dope Media, Inc.
- Advisor to numerous businesses and entrepreneurs in the cannabis industry
- Named one of the most powerful women in cannabis by Fortune Magazine and Complex
- MBA from the Yale School of Management; B.S. in Finance from The Ohio State University



Harold "Hank" Handelsman
- Executive Vice President and General Counsel of The Pritzker Organization, LLC, a private investment firm, since 1998
- Senior executive of Hyatt Corporation for 36 years, retiring as Executive Vice President and General Counsel, as well as an officer/director of numerous other Pritzker family-related companies
- B.A. from Amherst College and a J.D. degree from Columbia University School of Law



Emery Huang
- Managing Partner at Batu Capital, a VC tech investment company, since August 2016
- Managing partner at Velocity Capital Group, a multi-family real estate investment company, since November 2017
- Managing Partner at Titan Capital, a cross-border investment management company, since June 2015
- Since April 2013 he has managed the Huang family office



Douglas Rothschild
- MTech's senior advisor
- Senior analyst at Scoggin Management LP, a privately-owned hedge fund sponsor, focusing on analyzing and investing in public and private securities across all asset sectors
- Formerly associate at Goldman Sachs in the asset management group, focused on real estate, lodging and gaming sectors
- B.A. in Finance from the Sy Syms School of Business at Yeshiva University; CFA charterholder

Senior Strategic Advisor to the Board



Roger McNamee
- 35-year career as an investor in technology companies; emphasis on enterprise software, internet, and mobile
- Co-founded Elevation Partners, an investment partnership focused on the intersection of media/entertainment content and consumer technology; Silver Lake Partners, the first private equity fund focused on technology businesses; and Integral Capital Partners, the first technology crossover fund
- M.B.A. from the Amos Tuck School of Business at Dartmouth College; B. A. from Yale University

Executive Summary

Deal Overview

- MTech is expected to combine with MJ Freeway as subsidiaries under a newly formed Delaware holding company ("Pubco") to be listed on The Nasdaq Stock Market
- MJF shareholders are rolling 100% of their holdings into the combined company
- MJF is the cannabis industry's first SaaS solution and the only full seed-to-sale ERP platform
- Transaction was announced October 11, 2018 and is expected to close by early 2019
- MTech currently trades on The Nasdaq Stock Market under the ticker "MTEC"

Consideration

- Transaction implies $60 million enterprise value ($70 million equity value assumes $10 million balance sheet cash and no debt)
- 5.4x June 2019E revenue, 3.5x June 2020E revenue, 2.2x June 2021E revenue
- Attractive valuation compared to publicly-traded comparables and private market financings
- MJF recently closed a $10 million Series C financing at a valuation of $60 million post-money

Rationale

- MJF is poised for significant organic growth to meet the needs of the booming cannabis market
- Access to cash and a publicly-traded security to fuel growth through acquisition is a key competitive advantage
- Management's acquisition strategy focuses on identifying targets, both competitors and complementary service providers, to accelerate the company's growth

Built for Aggressive Growth

- The U.S. cannabis industry is projected to grow by 414% in 10 years[1]
- Technology platform is built to scale nationally and internationally, as the only full ERP solution for cannabis operators, with customers in 29 out of 31 legalized states, and the District of Columbia.
- Strong capitalization, with cash and public stock to aggressively consolidate cannabis technology solutions

[1] *Arcview Market Research, March 2018*

Transaction Overview

MTech Acquisition Corp.

Business Combination Overview

Estimated Sources

($ in millions)

Cash from MTech Trust (1)	$ 58.4
Stock Consideration (2)	70.0
MJF Balance Sheet Cash (3)	9.9
Total Estimated Sources	$ 138.3

Estimated Uses

($ in millions)

Stock Consideration (2)	$ 70.0
Transaction Fees & Expenses	4.5
Cash to Balance Sheet (1)	63.8
Total Estimated Uses	$ 138.3

Pro Forma Capitalization (4)

($ in millions)

Market Capitalization	$ 145.5
Balance Sheet Cash (1)	63.8
PF Total Enterprise Value	$ 81.7

Pro Forma Ownership (4)

(Shares in millions)	%	Shares
Existing MJF Equityholders	48.1%	6.9
MTech Stockholders	40.2%	5.8
MTech Sponsor	11.7%	1.7
PF Outstanding Shares	100.0%	14.3



Proforma Ownership
Existing MJF Equityholders
MTech Public Stockholders
MTech Sponsor
48.1%
40.2%
11.7%

(1) Based on estimated cash in trust at the estimated closing date of January 15, 2019 and assuming no redemptions by MTech stockholders in connection with the merger

(2) Subject to net working capital and debt adjustment at closing

(3) Projected cash balance at 12/31/2018

(4) Based on estimated market value of $10.16 per share, assuming no redemtpions by MTech stockholders but excluding outstanding warrants, unit purchase option and shares reserved for issuance under the combined Company's equity incentive plan.

Investment Highlights

A connected, global technology platform is required to address the entire supply chain and capitalize on the industry's rapid growth

GLOBAL GROWTH	Legal cannabis spending worldwide is projected to reach $57 billion by 2027. MJF is the *only* global platform that was built to service both businesses and governments.[1]
MARKET LEADER	MJF invented seed-to-sale technology and has the cannabis industry's first enterprise resource planning (ERP) product, tracking more than $10 billion in sales for clients in Africa, Australia, Europe, New Zealand, South America, Canada, and in 29 U.S. states plus the District of Columbia.
ROBUST TECHNOLOGY OFFERING	MJF supports the full range of cannabis business operations – from cultivation to manufacturing to dispensaries – connecting an operator's entire business across all verticals, globally.
STRONG FINANCIAL PROFILE	The Company's recurring software revenue model grew 155% between fiscal 2017 and 2018. Use of MJ Platform is projected to grow more than 50% in each of the next two fiscal years.
M&A PLATFORM	The Company built a scalable infrastructure to support both rapid organic growth and targeted acquisitions. By providing the full seed-to-sale solution, MJF is positioned to be an acquirer of cannabis technology solutions throughout the supply chain.
FIRST MOVER	The cannabis industry is in its infancy. MJF has first-mover advantage in the development and deployment of its software and, together with MTech, will have the further competitive advantage of greater financial resources. We believe the time is now to establish the cannabis industry's dominant technology company.

[1] *Arcview Market Research, March 2018*

Leadership



Jessica Billingsley, CEO

Jessica Billingsley has served as MJ Freeway's Chief Executive Officer since April 2018. She co-founded MJ Freeway in 2010 and served as President from 2010 to April 2018. Prior to MJ Freeway, Jessica was CEO and founder of Zoco, a technology services firm with clients across the United States. She has 20 years of technology and systems experience with rapidly scaling businesses, and holds a degree in Communications and Computer Science from the University of Georgia. Jessica was recently included in Inc. Magazine's 100 Female Founders list, 2018.



Ruth Ann Kraemer, CFO

Ruth Ann leads MJF's financial operations. From 2012 to 2018, she served as CFO of Tempo Financial Holdings, Tempo Financial US Corp, and Unidos Financial Services, subsidiaries of Catalina Acquisitions. From 2010 to 2012, she worked for Linc Energy Operations as Divisional CFO. Prior to that, Ruth Ann was CFO for Allegro Multimedia, and has held various financial roles throughout her career. She was certified as a CPA in 1985.



Ike Hull, VP Tech Operations

Ike has more than 20 years of systems administrator, software engineer, and solutions architect experience at various companies including Long View Systems and Mapquest. Ike's strategic duties include engineering management, partner relationships, building integration points, corporate IT strategy, and sales enablement.



Scott Daly, VP Sales

Scott leads customer success and sales teams at MJF. He has over 20 years of sales and management leadership experience in the technology sector, with start-up, rapid growth, and mature businesses. Prior to MJ Freeway, Scott's accomplishments include building sales teams from start-up through leading a $380MM business unit with companies such as Fivestars, StorageTek, and Comark/Insight.



Jeannette Ward, VP Marketing

Jeannette leads marketing, brand management, and public relations. Prior to MJF, Jeannette spent 7 years at The Coca-Cola Company in various roles including leading U.S. market data collection and managing a national $9.2MM sales channel. Prior to that, Jeannette worked in senior management roles in communications for The Home Depot and UPS.



David McCollough, VP Engineering

David is responsible for all software development and operations, systems, and security. Prior to MJF, David was CTO of StudentPublishing.com, David has extensive government systems experience, which includes Grants / Cibola County School System Accountability Data Systems as Director of Technology.

U.S. Cannabis Industry Overview

31 states, as well as the District of Columbia, Guam and Puerto Rico, have legalized medical cannabis[1]

9 of the 31 states and the District of Columbia have legalized cannabis for adult-use[1]

62%, or 200+ million Americans, live in states that permit the use of medical cannabis[2]

More than 2 million patients have registered with state medical cannabis programs[3]

A 2017 Gallup poll showed that 64% of Americans support legalization and a majority of Republicans back it for the first time[4]

In 2017, legal cannabis sales reached $9.2 billion in North America, according to a report from Arcview Market Research and BDS Analytics, representing a 33% increase over 2016[5]

The U.S. accounts for about 90% of the global cannabis market, but its control of the market is expected to decrease to about 57% by 2021 as legalization and decriminalization of cannabis products continue in other nations[6]



States where cannabis is legal
Legalized Recreational and Medical Marijuana
Legalized Medical Marijuana



United States Legal Spending (In Billions)[7]
Adult-Use Spending
Medical Spending
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2.9
5.7
4.3
6.7
7.1
7.1
9.9
7.3
13.1
7.7
15.1
8.0
18.1
8.6
21.2
8.9
24.6
9.4
28.0
10.1
31.3
11.0

[1] ProCon.org, Oct 2018
[2] New York Times. "States keeping saying Yes to Marijuana Use. Now comes the Federal No." July 15 2017
[3] newfrontierdata.com, Jan 2018
[4] The Hill. "Poll: 64 percent of Americans support legalizing marijuana", Oct 25, 2017
[5] Washington Times. "Legal Marijuana sales to approach $10 billion in 2017: Report", December 6, 2017
[6] FinancialBuzz.com "Data shows Global Cannabis Market Could Eclipse USD 30 Billion by 2021", July 30, 2018
[7] Arcview Market Research, March 2018

Global Cannabis Industry Overview

Arcview Market Research predicts the world-wide legal marijuana market to be worth $57 billion by 2027

"Medical cannabis will likely continue to expand in the months and years ahead. Investors should expect this list of legalized countries -- along with interest from Canadian growers in newly legal markets -- to grow." – Motley Fool

"In recent months, more than a dozen countries have legalized medical marijuana. New laws are pending in at least a dozen more as national regulators and even the World Health Organization recognizes legitimate medical uses for a drug which had long been banned under international treaties." – CBC, Jan. 2018

Global Cannabis Legalization



Fully legal
Medical
Illegal
Federally illegal but with patchwork regulations on a regional basis
20 countries currently with medicinal regulation in force

Global **Cannabis** Sales (in Billions)[1]



$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
9.2
13.0
19.0
22.0
28.0
32.0
35.0
40.0
45.0
51.0
57.0
2017
2018 E
2019 E
2020 E
2021 E
2022 E
2023 E
2024 E
2025 E
2026 E
2027 E

[1] *Arcview Market Research, March 2018*

Consolidation Opportunity

MJ Freeway is the Right Platform to Execute a Consolidation Strategy


COMMERCIAL SOFTWARE
Acumatica
nextec
BioTrackTHC
trellis
flowhub
greenbits
TREEZ
MJ FREEWAY
COST
SERVICE OFFERINGS


GOVERNMENT SYSTEMS
metrc
MJ FREEWAY
BioTrackTHC
REVENUE
NUMBER OF CONTRACTS


DATA SOLUTIONS
New Frontier
HEADSET
BDS
MJ FREEWAY
COST
STATISTICALLY RELEVANT
OF MARKETS


BUSINESS CONSULTING
Medicine Man
3C
CANNA ADVISORS
DenverRelief
MJ FREEWAY
COST
A TO Z SOLUTIONS

We believe only MJF offers the depth and breadth of a true end-to-end cannabis business solution


MJ Platform
ERP Software
Human Resources
Planning & Forecast
Business Intelligence
Customer Relationship Management
Sales
Compliance
Distribution
Processing/ Manufacturing
Production
Supply Chain Management
Accounting
Inventory

Summary Financials

- Projections include organic growth in current SaaS and consulting business lines from using the $10 million proceeds of Series C financing.
- Projections exclude any MTech capital for accelerated organic growth and/or acquisitions.
- Significant software growth occurred in fiscal 2018 due to Leaf Data Systems contracts with WA & PA which both included higher first year revenues. These multi-year contracts enter maintenance phase in fiscal 2019 generating stabilized revenue thereafter.
- Continued high growth for MJ Platform of more than 50% in each of the next two fiscal years based on MJ Freeway's projections of increased sales and marketing spend in existing markets and new emerging markets.

FYE is June 30, $ in thousands	Actual		Projected		
	2017	**2018**	**2019E**	**2020E**	**2021E**
REVENUE					
Software	$3,139	$8,083	$8,448	$14,156	$24,019
Services	$2,113	$2,282	$2,400	$2,700	$3,000
Retail/Resale	$345	$113	$180	$240	$240
Total Revenue	**$5,597**	**$10,478**	**$11,028**	**$17,096**	**$27,259**
GROWTH %					
Software		158%	5%	68%	70%
Services		8%	5%	13%	11%
Total Growth %		**87%**	**5%**	**55%**	**59%**
Total COGS	**$1,250**	**$4,042**	**$4,440**	**$5,198**	**$8,414**
Gross Profit	**$4,347**	**$6,435**	**$6,588**	**$11,898**	**$18,845**
Gross Margin %	**78%**	**61%**	**60%**	**70%**	**69%**
Operating Expenses	$11,338	$8,898	$12,164	$13,806	$15,694
Gain/(loss) from Operations	**($6,991)**	**($2,463)**	**($5,576)**	**($1,908)**	**$3,151**

Publicly Traded Comparable Companies

In millions of dollars, except share price
All in U.S. dollars

Company Name	Ticker	Share Price*	Enterprise Value	Market Cap.	Cash	Debt	LTM Revenue	LTM	2018E	2019E	2020E
								EV / Revenue			
U.S. Companies on Canadian Exchanges											
Green Thumb Industries Inc.	CNSX:GTII	$ 15.32	$ 2,120	$ 2,225	$ 113	$ 8	$ 34.6	61.3x	33.9x	11.4x	5.7x
MedMen Enterprises Inc.	CNSX:MMEN	$ 4.48	$ 2,032	$ 1,977	$ 12	$ 67	$ 12.0	168.8x	18.2x	6.3x	3.5x
iAnthus Capital Holdings, Inc.	CNSX:IAN	$ 5.65	$ 421	$ 417	$ 27	$ 32	$ 2.7	154.7x	52.3x	4.3x	2.6x
Liberty Health Sciences Inc.	CNSX:LHS	$ 1.06	$ 337	$ 359	$ 30	$ 7	$ 1.4	234.7x	38.0x	6.2x	2.8x
							Mean	186.1x	36.2x	5.6x	3.0x
							Median	168.8x	38.0x	6.2x	2.8x
U.S. Companies on U.S. OTC											
MariMed Inc.	OTCPK:MRMD	$ 4.80	$ 948	$ 937	$ 5	$ 16	$ 8.3	114.0x			
KushCo Holdings, Inc.	OTCPK:KSHB	$ 5.94	$ 464	$ 465	$ 4	$ 3	$ 40.8	11.4x	8.3x		
General Cannabis Corp	OTCPK:CANN	$ 3.10	$ 104	$ 112	$ 10	$ 3	$ 4.0	25.9x			
Leafbuyer Technologies, Inc.	OTCPK:LBUY	$ 1.21	$ 52	$ 52	$ 0	$ 1	$ 1.1	46.2x			
Medicine Man Technologies, Inc.	OTCPK:MDCL	$ 1.66	$ 45	$ 46	$ 1	$ -	$ 4.6	9.7x			
							Mean	41.4x	8.3x		
							Median	25.9x	8.3x		
Canadian Companies on U.S. Exchanges											
Tilray, Inc.	Nasdaq: TLRY	$ 140.00	$ 13,070	$ 13,040	$ 25	$ 55	$ 28.1	465.6x	318.7x	84.1x	37.2x
Canopy Growth Corporation	NYSE: CGC	$ 50.41	$ 11,571	$ 11,599	$ 500	$ 472	$ 66.9	173.0x	67.1x	18.3x	11.9x
Cronos Group Inc.	Nasdaq: CRON	$ 9.70	$ 1,654	$ 1,718	$ 68	$ 4	$ 7.0	234.9x	60.6x	16.2x	10.4x
							Mean	291.1x	148.8x	39.5x	19.8x
							Median	234.9x	67.1x	18.3x	11.9x

Source: S&P CapitalIQ

Market data as of Oct. 8, 2018

Valuation Roadmap

WHERE WE ARE TODAY

CANNABIS TECH M&A COMP

Helix TCS / BioTrackTHC

- Helix TCS (OTCQB: HLIX) acquired BioTrackTHC for $57 million in June 2018
- BioTrack generated revenue of $7.8 million in 2017
  - Acquisition multiple reflects a purchase price of 7.3x LTM revenue
- MTech is combining with MJ Freeway at a $60 million enterprise value, which is a multiple of 5.7x LTM revenue of $10.5 million
- **MJ Freeway's valuation is at a 1.6x revenue multiple discount, 20% valuation discount**

ATTRACTIVE ENTRY POINT

WHERE WE ARE GOING

GROWTH VIA PUBLIC STOCK M&A

KushCo. Holdings

- January 2016 Kush begins trading on OTCQB: KSHB
- Acquisitions with cash & stock
  - CMP Wellness in 2017, $34 million (96% stock)
  - Summit Innovations in 2018, $16 million (91% stock)
- 2016 to 2018:
  - 4.7x increase in market cap, ~$100 to ~$465 million
  - 6.1x increase in revenue, $8.2 to est. $50 million
- Current trading multiple of 11.4x LTM revenue



KushCo Holdings, Inc. Revenue
$60
$40
$20
$-
190%
160%
130%
100%
2015
2016
2017
2018E

HIGH PROFILE NASDAQ LISTING

Tilray Inc.

- July 2018 Tilray completes IPO on Nasdaq: TLRY
- IPO priced at $17.00, market cap of $1.6 billion
- Current price of $140.00, market cap of $13.0 billion
- 2017 Revenue of $20.5 million
- 2017 Revenue multiple at $17.00 IPO = 77x
- 2018E Revenue of $41.3 million
- 2018E Revenue multiple at $140.00 = 319x
- Return on equity since IPO = 8.2x



Tilray Inc. Stock Price
$250
$200
$150
$100
$50
$-
18-Jul
1-Aug
15-Aug
29-Aug
12-Sep
26-Sep

CAPITALIZE ON FINANCIAL STRENGTH & CAPITAL MARKETS ADVANTAGE

Company Detail

MJ Freeway's U.S. Footprint

62%
Of U.S. live in legal states[1]

31 states
Have medical cannabis[2]

20 states
Have operating dispensaries[2]

9 states
Have adult-use legal cannabis[3]

Legalized Recreational and Medical Marijuana

Legalized Medical Marijuana



Leaf Data Systems clients

MJ Platform clients

[1] *New York Times. "States keeping saying Yes to Marijuana Use. Now comes the Federal No." July 15 2017*
[2] *National Conference of State Legislature, June 27, 2018*
[3] *ProCon.org, Oct 2018*

MJ Freeway's Global Footprint

MJ Freeway has clients in **11 of 13 countries** with legal cannabis

2018

Canada allows adult-use marijuana & import / export[1]

27%

of legal Canadian cannabis market uses MJ Freeway



Canada
Denmark
Switzerland
Spain
Columbia
Chile
Uruguay
South Africa
Australia
New Zealand

[1] CNN, "Canada becomes second nation in the world to legalize marijuana". June 20, 2018

MJ Freeway Business Model

We sell:

- B2B SaaS Products
- Government SaaS Products
- Consulting


Consulting
$2.4M
23%
Commercial
Software
$3.6M
34%
Government
Software
$4.5M
43%

2018

MJ Freeway's Advantage:

- **$10 BILLION** transactions processed in MJ Freeway SaaS systems from **medical** & **recreational** cannabis sales for **1,000+** businesses and governments


2020
2017
2009

- **First & Only ERP** specific for cannabis. Leverage **first-to-market** and **market leader** momentum.

SaaS Products: MJ Platform[1]

ERP for Cannabis Businesses & Benchmarking analytics for entire supply chain

POS — Inventory Management — CRM — Online Ordering

Vendor Management — Supplies Management — COGS — Forecasting

Vendor management — Labor Management — COGS — Forecasting

Dispensary Market Share: **32%**

Manufacturer Market Share: **30%**

Cultivator Market Share: **33%**

CANNABIS BUSINESS Consulting Life Cycle

Consulting monetizes business development in emerging markets and supports MJ Platform through upselling and value-add business services

[1] *Management's estimate based on Marijuana Business Media's 2017 fact book, state tax agencies' records and locator services*

SaaS Products: Leaf Data Systems

Government Regulatory Compliance Solutions

Government systems are long-term, stable, secure income and provide upsell opportunities in those markets

PA contract is a model for government contracts:

- PA State contract is unique, specifying the licensee's business management system
- All operators in PA must use MJ Platform, providing commercial upsell opportunities
- Multi-state operators who must use MJ Platform in PA are more likely to use MJ Platform elsewhere

LEAF DATA SYSTEMS
POWERED BY MJ FREEWAY

Current Contracts

Pennsylvania



$14M

5 year contract

Washington


THE SEAL OF THE STATE OF WASHINGTON
1889

$800k

1 year contract with option to renew

Growth Opportunities

NEW LARGE EMERGING MARKETS

- Adult use: CA, MA, Canada
- Medical: PA, OH, FL
- Pending legislation: Adult Use – NJ, RI, MI, DE, CT, OH; Medical - OK, SD, UT, MO, KY; 14 US federal cannabis bills; 20 international markets active or pending

GROW DATA ANALYTICS BRAND BEYOND EXISTING CLIENT BASE

- 100% of license agreements include right to aggregate & monetize client data
- We believe we have the largest statistically relevant dataset of any competitor by far

CONSOLIDATION

- Cannabis operations must operate at scale to compete in maturing market
- MJ Platform is only cannabis ERP with multi-state, multi-country, multi-language capability

LEVERAGE REACH THROUGH STRATEGIC ACQUISITION

- Expand set of technology services to increase network effects
- Acquire streams of complimentary revenue

LEVERAGE INTERNAL & EXTERNAL NETWORK EFFECTS WITH FULLY API ENABLED PLATFORM

- Partner Console and (future) MJP App Store
- B2B Supply Chain Management & Wholesale Marketplace

Historical Revenue Growth

MJ Freeway has exhibited strong growth in recurring revenue driven by new customers, high customer retention, and customers transitioned to MJ Platform

- Low churn for commercial software < than 3% (Q1 2018)
- Software Pipeline for Q2 2019 is $821K
- Consulting Pipeline for Q2 2019 is $2.4M
- Onboarding pipeline: $45K


Software Revenue
Services Revenue
$0.2M
$0.8M
$0.9M
$1.5M
$2.5M
$0.5M
$4.0M
$0.9M
$5.2M
$1.6M
$8.1M
$3.0M
2x Growth
2x Growth
2010
2011
2012
2013
2014
2015
2016
2017

December 31 Year End*

*Unaudited numbers, historical calendar year-end


Software Revenue
Services Revenue
$5.6M
$2.1M
$10.5M
$2.3M
2017
2018

June 30 Year End*

* MJF year end recently switched from calendar year to June 30